KL2 2975844.16 THE INSTITUTIONS LISTED ON EXHIBIT A September 27, 2016 Assured Guaranty Corp. 1633 Broadway New York, NY 10019 Attn: Mr. David A. Buzen Dear David: This letter will memorialize the indicative, non-binding terms regarding a potential commutation and reinsurance transaction (the “Transaction”) involving Financial Guaranty Insurance Company (“FGIC”), as agreed in principle by Assured Guaranty Corp. (together with its subsidiaries or affiliates, as appropriate, “AGC” or “you”) and the undersigned firms, identified on Exhibit A hereto (“we” or “us”). Each of us is a record or beneficial holder (or a provider of investment management or advisory services on behalf of such holder(s)) of certain FGIC Interests. A “FGIC Interest” is an existing DPO (as defined herein); an in-force insurance policy issued by FGIC under which claims have been made but capacity still remains for future losses; an in-force insurance policy issued by FGIC under which no claims have been made; and/or any interest in the foregoing. A holder of a FGIC Interest is referred to as a “FGIC Interest Holder.” You and we agree that AGC (or any affiliate identified herein) may assign its rights and obligations under any agreement identified herein to any affiliate, provided that the affiliate must have a financial strength rating at least as high as the transferring AGC entity. Under the transaction, generally,  FGIC Interest Holders within FGIC’s distressed insured exposure portfolio (specifically, FGIC Interests in connection with RMBS Obligations, PR Obligations and Detroit Obligations, each as defined below, provided, however, that based on AGC’s due diligence, additional liabilities, not to exceed $25 million in initial required reserves, may need to be classified as part of FGIC’s distressed insured exposure portfolio (“Additional Distressed Obligations”), and such liabilities will be so added within 30 days of FGIC providing sufficient access to its book and records to enable AGC to evaluate FGIC’s liabilities (the “Distressed Portfolio”)) will commute or cause to be commuted their FGIC Interests in exchange for, in the aggregate, for all such FGIC Interest Holders, (i) all Distributable Cash (defined below) plus (ii) newly issued surplus notes, deferred payment obligations or similar instruments (“Surplus Notes”) representing the rights to 80% of Future Recoveries (defined herein);  AGC will provide 100% quota-share reinsurance coverage on FGIC’s non-distressed insured exposure portfolio;  AGC will provide excess-of-loss coverage, for losses in excess of FGIC’s negotiated reserve requirements, for policy coverage remaining under non-commuting FGIC Interests in the Distressed Portfolio (the “Remaining Distressed Portfolio”);  AGC will be entitled to consideration comprising a $281,500,000 reinsurance premium, net of a ceding commission of $56,500,000 (i.e., $225,000,000, which is referred to herein as the “Net Reinsurance Consideration”) and Surplus Notes representing the rights to 20% of Future Recoveries; Exhibit 99.1 Cleansing Materials

2 KL2 2975844.16  at the Effective Date (defined herein) immediately after giving effect to the transaction, FGIC shall retain at least $100,000,000 in capital, including at least $33,000,000 expected to be retained by FGIC UK Limited (“FGIC UK”), after FGIC pays such consideration and the Transaction Expenses (as defined below); and  AGC will enter into a management agreement with FGIC to manage FGIC and FGIC UK. “Future Recoveries” means all distributable income, earnings and other amounts collected by, and all assets held by, FGIC from and after the Effective Date until the repayment in full of the Surplus Notes, including without limitation litigation proceeds; Reserve Releases (defined herein); and the proceeds of any sale of, or distributions from, FGIC UK. “Distributable Cash” means all cash and other liquid assets remaining in FGIC on the Effective Date following the payment of the Net Reinsurance Consideration to AGC and the required capital and reserves contemplated herein. You and we intend to maximize the amount of Distributable Cash to the extent practicable by having FGIC sell or otherwise monetize assets on or prior to the Effective Date. As shown in Exhibit B, the illustrative commutation transaction is expected to result in at least $1.95 billion of Distributable Cash for commuting FGIC Interest Holders, although the amount could be more if you and we are successful in monetizing additional FGIC assets at the Effective Date. You and we agree that the ideal transaction is one in which 100% of FGIC Interest Holders participate, and, based on our current holdings and our discussions with other FGIC Interest Holders, that is our present expectation. However, it is assumed herein, and it is a minimum requirement for pursuing a transaction, that at least 90% of the insured exposure related to RMBS Obligations and PR Obligations in the aggregate, 100% of outstanding DPOs (including DPO Accretion, as defined herein) arising under FGIC’s coverage of Detroit municipal obligations (“Detroit Obligations”) and at least 90% of all other outstanding DPOs (including DPO Accretion) in the Distressed Portfolio are commuted pursuant to the transaction. The transaction will be effectuated pursuant to an amendment (the “Plan Amendment”) to FGIC’s First Amended Plan of Rehabilitation for FGIC dated June 4, 2013, together with all exhibits and the Plan Supplement thereto (the “Plan”), to be sought by the New York State Superintendent of Financial Services (the “Superintendent”), in her capacity as rehabilitator of FGIC, in a proceeding in New York State Supreme Court. It is contemplated that you and we will, upon the execution of this letter, approach FGIC and the New York State Department of Financial Services to solicit their support for the transaction and to induce them to take all appropriate measures to seek such Plan Amendment in order to effectuate the transaction. Wherever this letter refers to commutation of a FGIC Interest, the property right being surrendered to FGIC is insurance coverage provided by FGIC or a claim on FGIC for the DPO payment, as the case may be, not the underlying obligation insured by FGIC. The commuting FGIC Interest Holder will continue to hold such obligation post-commutation, but without the FGIC Interest. This may be accomplished through a “synthetic commutation”, if necessary. Exhibit B hereto sets forth FGIC’s balance sheet as of a June 30, 2016, adjustments in respect of an illustrative commutation transaction and the resulting pro forma balance sheet giving effect to such adjustments, showing the assets and liabilities remaining in FGIC and the aggregate distributions to commuting FGIC Interest Holders.

3 KL2 2975844.16 Exhibits C and D hereto set forth schedules showing, based on current information available to you and us as of today’s date, FGIC’s initial required reserves on PR Obligations (defined herein) as contemplated hereby and FGIC’s initial required reserves as contemplated hereby on its exposure to RMBS Obligations, respectively, immediately prior to giving effect to the Commutation. These exhibits are subject to change as you and we receive additional and updated information. Exhibit E hereto shows all securities as to which FGIC insurance coverage in the Distressed Portfolio attaches and therefore which could be included in the XOL Agreement (defined herein). Exhibits B through E are subject to being updated by you and us as more current information becomes available. “DPO” has the meaning ascribed to it in the Plan. “DPO Accretion” has the meaning ascribed to it in the Plan. Under the transaction and pursuant to the Plan Amendment, subject to the satisfaction of all closing conditions, the transaction will be effectuated as described below on a date agreed by the parties (the “Effective Date”) pursuant to a master transaction agreement. 1. Commutation. FGIC Interest Holders within the Distressed Portfolio will commute or cause to be commuted their coverage or DPOs (as the case may be) in exchange for all Distributable Cash and Surplus Notes as set forth herein (the “Commutation”). Upon the Effective Date, FGIC will not be entitled to any further reimbursements or subrogation rights arising from payments it has made on insured obligations or payments made by FGIC in respect of commuting FGIC Interests, with such exceptions, if any, as may be mutually agreed by you and us in order for FGIC to preserve litigation rights to be able collect Future Recoveries. The Commutation may be accomplished through a structured transaction that has the same economic effect as a commutation by an individual FGIC Interest Holder (i.e., a “synthetic commutation”). 2. Reinsurance of Non-Distressed Portfolio. FGIC will cede to AGC a 100% quota share of FGIC’s in-force policies other than those in the Distressed Portfolio. AGC will be permitted to seek novation of all such policies following the Effective Date in its discretion and at its expense. 3. Excess of Loss Cover for Remaining Distressed Portfolio. FGIC will cede to AGC (x) all losses, and (y) loss adjustment expense for (i) RMBS Obligations other than litigation costs and (ii) PR Obligations and Additional Distressed Obligations (and excluding loss adjustment expense for litigation costs related to RMBS Obligations) (“Ceded LAE”), on the Remaining Distressed Portfolio exceeding an attachment point that will adjust from time to time as described herein (the “XOL Agreement”), as will be illustrated on a mutually agreed Effective Date pro forma balance sheet. a. The initial attachment point will i. be agreed by you and the FGIC Interest Holders participating in the Commutation; ii. represent an amount of reserves exceeding FGIC’s statutory-basis (“SAP”) claim reserve in respect of the Remaining Distressed Portfolio as of the Effective Date and the amount of Ceded LAE as of the Effective Date; iii. in the case of exposures on obligations of the Commonwealth of Puerto Rico and its territorial instrumentalities (“PR Obligations”), be set at the level as shown in Exhibit C, after adjusting such level to give effect to the Commutation; and

4 KL2 2975844.16 iv. in the case of exposures on residential mortgage-backed securities (“RMBS Obligations”), be set using a discount rate equal to the zero-coupon swap forward curve plus 100 basis points (the “RMBS Discount Rate”). b. You and we agree that this initial attachment point, or amount of reserves, is more conservative than warranted under SAP and expect releases of these reserves over time. The attachment point will be adjusted downward from time to time, as described in Paragraph 7 below, as the Remaining Distressed Portfolio runs off. For the avoidance of doubt, the attachment point will not be eroded by loss adjustment expenses other than Ceded LAE. 4. Reinsurance Consideration Payable to AGC. AGC will be entitled to a. The Net Reinsurance Consideration from FGIC payable on the Effective Date; and b. Surplus Notes representing the 20% of all Future Recoveries. 5. Application of All Collections to Future Recoveries. AGC will bear the risk of any losses in excess of the attachment point on the Remaining Distressed Portfolio even if FGIC’s other current reserves held at a given time are less than the attachment point in effect at that time. For the avoidance of doubt, FGIC’s reserves and capital levels will be determined assuming that recoveries will be available to pay losses. Premium income, investment income and litigation proceeds will not be used to pay losses and will instead be applied to Future Recoveries. 6. Reserve Calculations. AGC will perform Reserve Calculations in accordance with the time periods set forth below, but in each case after FGIC’s statutory financial statement is filed but in any case not later than June 30 of the applicable year, as follows. “Reserve Calculation” means a calculation of FGIC’s SAP claim reserve associated with specified business, determined in accordance with AGC’s then-current methodology for establishing SAP reserves for its own portfolio (“AGC Reserve Methodology”), as modified by (i) in respect of RMBS Obligations, the methodology described in Subparagraph 6.a below and (ii) in respect of PR Obligations, the methodology described in Subparagraph 6.b below. a. Annually in accordance with the AGC Reserve Methodology, AGC will perform a Reserve Calculation on the RMBS Obligations and Additional Distressed Obligations. Until the fifth anniversary of the Effective Date, such Reserve Calculation shall, as to RMBS Obligations, be performed using the RMBS Discount Rate and shall include a reserve in excess of SAP reserves equal to the excess reserve in effect prior to such Reserve Calculation reduced proportionately by the same percentage that the SAP reserves are reduced in such Reserve Calculation. Beginning as of the fifth anniversary of the Effective Date, such Reserve Calculation shall be performed using the AGC Reserve Methodology, but at no time will reserves exceed the amount of reserves prior to such Reserve Calculation. b. Beginning as of the fifth anniversary of the Effective Date (and annually thereafter in accordance with the AGC Reserve Methodology), AGC will perform a Reserve Calculation on the PR Obligations, provided that a Reserve Calculation on the PR Obligations will also be performed as of any date, whether prior to or following the fifth anniversary, on which (i) amounts are recovered on, and FGIC’s insured exposure decreases in respect of, PR Obligations, triggering a release of reserves on such obligations or (ii) a restructuring of PR Obligations is effectuated, reducing the insured obligations, by a court order that has become a final order, but in each case only with respect to the applicable PR Obligations. 7. Reserve Releases and Attachment Point Reset. Reserves will be released as follows.

5 KL2 2975844.16 a. To the extent that a Reserve Calculation results in a required reserve less than the (i) required reserves for the relevant business on the Effective Date minus (ii) the cumulative reserve releases for the relevant business as determined immediately prior to such Reserve Calculation, redundant reserves will be released, provided that the reserve on any PR Obligation that is repaid by the obligor at maturity will automatically be released, provided, further, that the aggregate amount of redundant reserves released for the relevant business shall not exceed the required reserves for the relevant business on the Effective Date (a “Reserve Release”). b. Upon a Reserve Release or other collection of a Future Recovery, subject to non- disapproval by the Superintendent, following notice to the Superintendent, a distribution on the Surplus Notes will become payable, provided that FGIC shall not be required to give such notice any more frequently than annually, and any application will give effect to any prior Reserve Releases that have accumulated but have not yet been distributed. Upon a Reserve Release, the attachment point under the XOL Agreement will automatically reset to reflect the new level of reserves. c. To the extent that any Reserve Calculation results in a required reserve higher than the amount reserved at that time, the attachment point will not reset and no approval for payment under the Surplus Notes will be sought from the Superintendent. 8. Surplus Notes. a. The Surplus Notes issued to the FGIC Interest Holders will entitle the holders to 80% of all Future Recoveries. The FGIC Interest Holders’ Surplus Notes will not be subject to transfer restrictions. It is contemplated that these Surplus Notes will be tradable and will be exempt from registration requirements under the securities laws pursuant to Section 3(a)(10) of the Securities Act of 1933, as amended. b. The Surplus Notes issued to AGC will entitle AGC to 20% of all Future Recoveries. AGC’s Surplus Notes will not be transferable (other than to an affiliate) without the written consent of the holders of 66-2/3% of the Surplus Notes held by the FGIC Interest Holders who affirmatively participate in such determination, their successors or assigns (as determined based on the then-outstanding face amount of the Surplus Notes). c. The aggregate principal amount of all Surplus Notes on the Effective Date will be such that 80% of the aggregate principal will equal (i) 100% of the net present value of projected claims minus cash payments made in the Commutation in respect of commuting policy coverage plus (ii) 100% of the face amount of commuted DPOs (plus unpaid DPO Accretion accrued through the Effective Date) minus cash payments made in the Commutation in respect of commuting DPOs. d. The Surplus Notes held by AGC will be pari passu with those issued to the commuting FGIC Interest Holders, and no distribution on the Surplus Notes will be made to AGC or the commuting FGIC Interest Holders (or their transferees) without a ratably equivalent distribution being made concurrently to the commuting FGIC Interest Holders (or their transferees) or AGC, as the case may be. e. There shall be no distributions on the Surplus Notes in the absence of non-disapproval from the Superintendent following notice. 9. Management Agreement. On the Effective Date, AGC and FGIC will enter into a management agreement pursuant to which AGC will provide all management and administrative services to FGIC in consideration for an annual management fee of $7,500,000. AGC will bear all operating expenses of FGIC. FGIC will bear all expenses other than those related to the management of the assets and liabilities of FGIC, including but not limited to those expenses related to the governance of FGIC and supervision by AGC, such as non-AGC director fees, directors and officers insurance for non-AGC employees, audit expenses and associated legal fees, regulatory

6 KL2 2975844.16 filing fees and litigation costs and expenses. The initial term of the management agreement will be five years, with automatic renewal thereafter unless terminated by a party. FGIC may terminate the management agreement without cause only upon paying a termination fee equal to one year’s management fees. 10. FGIC Board Matters. The FGIC board of directors will comprise seven directors, the minimum number of directors required under New York insurance law. Of the seven, two will be designated by the commuting FGIC Interest Holders; two will be designated by AGC; and three will be designated by mutual agreement of the FGIC Interest Holders and AGC. A vacancy in one of the two positions designated by the FGIC Interest Holders will be filled at the direction of the remaining FGIC Interest Holders’ director. A vacancy in one of the two positions designated by AGC will be filled at the direction of AGC. A vacancy in one of the three other positions will be filled at the direction of a majority of the remaining directors, and in the event of a tie, a director designated by AGC shall serve as the tiebreaking vote. 11. Breakage. “Breakage” means all costs incurred in connection with terminating FGIC contracts, licenses and other arrangements not needed for the future administration of FGIC, including severance, other than the four most expensive severance packages (“Top 4 Severance Costs”). In satisfaction of these costs, (i) an amount equal to 50% of Breakage will be deducted from the Net Reinsurance Consideration, and (ii) an amount equal to 50% of Breakage plus an amount equal to Top 4 Severance Costs will be deducted from Distributable Cash being paid out to commuting FGIC Interest Holders on the Effective Date. 12. Transaction Costs. FGIC shall bear all costs incurred by FGIC or the participating FGIC Interest Holders in connection with the transaction, including but not limited to fees due to advisors to such parties and regulatory filings made by such parties (“Transaction Expenses”). 13. Permitted Practices. The approval of the following permitted accounting practices for FGIC from the Superintendent shall be a condition to closing the Transaction: (i) permission to recognize the ceding commission as income immediately and (ii) permission to release contingency reserves.

9 KL2 2975844.16 EXHIBIT A SIGNATORY FIRMS 1. Monarch Alternative Capital LP, on behalf of certain of its advisory clients 2. Aurelius Capital Management, LP, solely as manager on behalf of its managed entities and not in its individual capacity 3. King Street Capital Management, L.P., on behalf of certain entities it manages 4. Canyon Capital Advisors LLC (on behalf of its participating funds and/or clients) 5. Panning Capital Management, LP, on behalf of certain entities it manages

10 KL2 2975844.16 EXHIBIT B PRO FORMA BALANCE SHEET

11 KL2 2975844.16 EXHIBIT C PUERTO RICO RESERVES

12 KL2 2975844.16 EXHIBIT D RMBS RESERVES

13 KL2 2975844.16 EXHIBIT E SECURITIES ELIGIBLE FOR COVERAGE IN THE XOL AGREEMENT

EXHIBIT B
Illustrative Commutation Transaction

DRAFT - SUBJECT TO MATERIAL CHANGE
PRIVILEGED AND CONFIDENTIAL

**Set forth below is an illustrative commutation transaction that assumes a 90% commutation of FGIC's distressed RMBS and Puerto Rico insured exposure, 100% commutation of Detroit DPOs and 90% commutation of all other DPOs. FGIC's non-distressed insured exposure is assumed to be reinsured.**

**Assumes no modifications to existing DPOs and insured policies not tendered in the commutation transaction**

| | As of 06/30/2016 | | | | | |
|---|---|---|---|---|---|---|
| | Pre - Transaction FGIC | Adjustment | Pre - Transaction Adj. FGIC | Reinsurance Transaction | Comm. Trans. | Post-Comm FGIC |
| **Assets** | | | | | | |
| Total Admitted Assets | $2,419,327 | | $2,419,327 | | | $2,419,327 |
| Unrealized Gain on Bond Portfolio | | 174,356 | 174,356 | | | 174,356 |
| Unrealized Gain on Common Stock and Other Assets | | 88,265 | 88,265 | | | 88,265 |
| ResCap Units | | TBD | - | | | - |
| Other | | TBD | | | | |
| **Total Adjusted Admitted Assets** | **$2,419,327** | **$262,621** | **$2,681,948** | | | **$2,681,948** |
| Reinsurance and Excess of Loss Fees | | | | (225,000) | | ($225,000) |
| Non-Commuting DPOs | | | | | (87,267) | (87,267) |
| Transaction Costs | | | | | (25,000) | (25,000) |
| **Cash Available for Commutation** | | | | | (1,946,617) | (1,946,617) |
| **Total Assets** | $2,419,327 | $262,621 | $2,681,948 | ($225,000) | ($2,058,884) | $398,064 |
| **Liabilities & Capital Surplus** | | | | | | |
| Claim Reserve (1) | | | | | | |
| Distressed RMBS (2) | 903,461 | 594,476 | 1,497,937 | | (1,348,143) | 149,794 |
| Distressed Puerto Rico | 482,721 | 686,399 | 1,169,120 | | (1,052,208) | 116,912 |
| Total | $1,386,182 | $1,280,875 | $2,667,057 | - | ($2,400,351) | $266,706 |
| Detroit DPO (3) | 937,103 | | 937,103 | | (937,103) | - |
| RMBS DPO (3) | 817,880 | | 817,880 | | (817,880) | - |
| Other DPO (3) | 54,790 | | 54,790 | | (54,790) | - |
| Total DPO | 1,809,773 | | 1,809,773 | | (1,809,773) | - |
| Policy Revision Adjustment (4) | (1,276,717) | 1,276,717 | - | | | - |
| Loss Adjustment Expense | 16,143 | (13,143) | 3,000 | | | 3,000 |
| Unearned Premiums | 55,482 | (55,482) | - | | | - |
| Contingency Reserve | 328,109 | (328,109) | - | | | - |
| Other Liabilities | 17,524 | | 17,524 | | | 17,524 |
| Provision for Reinsurance | 5,597 | (5,597) | - | | | - |
| Payable for Securities Purchased | 10,758 | | 10,758 | | | 10,758 |
| Income Tax Payable | 76 | | 76 | | | 76 |
| Total Other Liabilities | 433,689 | (402,331) | 31,358 | | | 31,358 |
| **Total Liabilities** | **$2,352,927** | **$2,155,261** | **$4,508,188** | - | **($4,210,124)** | **$298,064** |
| **Statutory Surplus/(Deficiency)** | | | | | | |
| Capital & Surplus | $66,400 | - | ($1,826,240) | - | | $100,000 |
| **Total Liabilities and Capital Surplus** | $2,419,327 | | $2,681,948 | | | $398,064 |
| **NPIF** | | | | | | |
| Non-Distressed Intl and Public Finance | 5,406,246 | | $5,406,246 | (5,406,246) | | - |
| Non-Distressed RMBS and Other Structured Finance | 815,743 | | 815,743 | (815,743) | | - |
| Distressed RMBS | 3,305,272 | | 3,305,272 | - | (2,974,745) | 330,527 |
| Distressed Puerto Rico | 1,169,367 | | 1,169,367 | - | (1,052,431) | 116,937 |
| **Total** | $10,696,629 | | $10,696,629 | ($6,221,989) | ($4,027,176) | $447,464 |

(1) Claims reserve increased by $1.3bn to reflect AGO's estimated required capital; final number subject to additional due diligence
(2) Distressed RMBS not adjusted for FGIC owned bonds (subject to further due diligence)
(3) DPO includes DPO accretion as of 06/30/2016
(4) Policy revision is an accounting adjustment to get to a capital surplus to $66.4mm

EXHIBIT C
Summary of AGO Required Capital - Puerto Rico

DRAFT - SUBJECT TO MATERIAL CHANGE
PRIVILEGED AND CONFIDENTIAL

## Set forth below is AGO's required capital on FGIC's distressed Puerto Rico Obligations

| Puerto Rico Policies | NPIF (06/30/2016) | AGO Estimate Required Capital | AGO Required Capital / NPIF (%) |
|---|---|---|---|
| **GO & PBA** | | | |
| Puerto Rico Commonwealth, PR Pub Imp GO Ref 2006B | $32,815,000 | $6,315,362 | 19.25% |
| Puerto Rico Commonwealth, PR Pub Imp GO Ref 2007 A-1 & A-5 | 73,035,000 | 15,951,963 | 21.84% |
| Puerto Rico Public Building Authority Series H | 7,850,000 | 1,597,317 | 20.35% |
| Puerto Rico, Commonwealth GO Pub Imp 2002 A | 6,000,000 | 1,374,007 | 22.90% |
| Puerto Rico, Commonwealth GO Pub Imp RFDG 2002 A | 2,000,000 | 418,590 | 20.93% |
| Puerto Rico, Commonwealth GO Pub Imp 2003 A | 25,000,000 | 5,855,462 | 23.42% |
| Puerto Rico, Commonwealth GO 2002 Pub Imp 2002 A | 112,149,320 | 23,819,410 | 21.24% |
| Puerto Rico, Commonwealth GO RFD 2002 Pub Imp 2003 A | 27,770,000 | 5,692,894 | 20.50% |
| Subtotal | $286,619,320 | $61,025,005 | 21.29% |
| **Highway, Infrastructure, Other** | | | |
| Puerto Rico Conv Ctr Dist Auth, PR Hotel Rev 06A | $97,075,000 | $69,325,789 | 71.41% |
| Puerto Rico Infras Fin Auth, PR, Spec Tax Rev 05AB | 348,739,514 | 580,488,841 | 166.45% |
| Puerto Rico Highway & Trans, PR Rev Ser K,L and BB | 30,270,000 | 31,406,628 | 103.75% |
| Puerto Rico Highway & Trans, PR Rev Ser M, N, CC, | 215,643,557 | 249,441,222 | 115.67% |
| Puerto Rico Highway & Trans, PR Sen Lien 04 | 89,590,000 | 92,314,383 | 103.04% |
| Puerto Rico Highway & Transportation 2003 | 24,315,000 | 19,961,241 | 82.09% |
| Puerto Rico Highway & Transportation Sub Lien 2003 | 77,115,000 | 65,156,931 | 84.49% |
| Subtotal | $882,748,071 | $1,108,095,034 | 125.53% |
| Total | $1,169,367,391 | $1,169,120,039 | 99.98% |

EXHIBIT D
Summary of AGO Required Capital - RMBS

DRAFT - SUBJECT TO MATERIAL CHANGE
PRIVILEGED AND CONFIDENTIAL

## Set forth below is AGO's required capital on FGIC's RMBS Obligations

| RMBS Policies | NPIF (06/30/2016) | AGO Estimate Req. Capital (1) | % of NPIF |
|---|---|---|---|
| **Ultimate Pay** | | | |
| MSAC 2007-NC4 | $463,912,431 | $214,016,241 | 46.1% |
| TMTS 2006-8SL | 321,369,320 | 156,372,373 | 48.7% |
| TMTS 2005-13SL | 139,014,300 | 153,339,981 | 110.3% |
| TMTS 2006-2HGS | 138,773,743 | 62,674,543 | 45.2% |
| BARN 2007-1 N1 | 126,006,408 | 99,668,301 | 79.1% |
| MABS 2005-AB1 | 61,861,829 | 36,664,772 | 59.3% |
| MABS 2006-AB1 | 59,127,000 | 22,122,025 | 37.4% |
| CMLTI 2005-WF2 AF6B | 52,540,000 | 14,838,017 | 28.2% |
| BSABS 2006-AC1 1A2 | 23,199,932 | 18,192,705 | 78.4% |
| CMLTI 2006-WF1W | 17,099,556 | 12,379,362 | 72.4% |
| CMLTI 2006-WF1W | 10,259,734 | - | - |
| **Total Ultimate Pay** | **$1,413,164,252** | **$790,268,322** | **55.9%** |
| **Current Pay** | | | |
| CWHEL 2006-H | $261,225,868 | $116,602,114 | 44.6% |
| CWHEL 2007-C A | 138,947,346 | 41,568,111 | 29.9% |
| CWL 2006-S3 | 118,663,663 | 62,026,820 | 52.3% |
| CWL 2006-S5 | 118,135,628 | 62,632,176 | 53.0% |
| CWL 2006-S2 | 114,056,769 | 54,569,924 | 47.8% |
| BSABS 2007-SD3 A | 103,447,592 | 10,174,306 | 9.8% |
| CWHEL 2005-B | 83,052,004 | 29,972,752 | 36.1% |
| IMM 2004-11 | 54,847,281 | 2,650,478 | 4.8% |
| QUEST 2006-X1 | 52,493,724 | 11,012,169 | 21.0% |
| INDS 2006-2B A | 39,081,720 | 12,212,652 | 31.2% |
| QUEST 2005-X2 A2 | 26,570,222 | 5,369,438 | 20.2% |
| HEMT 2006-2 2A1 | 18,664,131 | 11,403,888 | 61.1% |
| INDS 2006-1 | 18,101,010 | 58,309,087 | 322.1% |
| AHM 2005-2 6A | 8,125,625 | 8,412,742 | 103.5% |
| AHM 2005-4 2A | 7,938,105 | 3,698,162 | 46.6% |
| AHM 2005-1 9A | 4,050,894 | 4,178,310 | 103.1% |
| BSABS 2005-AC9 A5 | 19,494,899 | 7,468,941 | 38.3% |
| INABS 2006-H1 A | 30,962,532 | 9,226,368 | 29.8% |
| **Total Current Pay** | **$1,217,859,010** | **$511,488,437** | **42.0%** |
| Other RMBS with AGO Required Capital | 674,248,854 | 196,180,341 | 29.1% |
| **Total Distressed RMBS Insured Exposure** | **$3,305,272,117** | **$1,497,937,100** | **45.3%** |
| Other RMBS (2) | 557,888,593 | - | - |
| Other Structured Finance (3) | 257,854,826 | - | - |
| **Total Structured Finance** | **$4,121,015,535** | **$1,497,937,100** | **36.3%** |

(1) Collateral and loss assumptions subject to further discussions between AGO and FGIC Interest Holders. Discount rate is the risk free swap + 100bps
(2) RMBS with no AGO required capital; assumed to be included in the reinsurance transaction
(3) Other structured finance with no AGO required capital; assumed to be included in the reinsurance transaction

EXHIBIT E
XOL Agreement

DRAFT - SUBJECT TO MATERIAL CHANGE
PRIVILEGED AND CONFIDENTIAL

**Set forth below is a list of the Puerto Rico and RMBS Obligations to be covered under the XOL Agreement.
All other policies to be included in the reinsurance transaction**

| | | AGO | |
|---|---|---|---|
| | NPIF (06/30/2016) | Estimate Required Capital | Required Capital / NPIF (%) |
| **Puerto Rico Obligations** | | | |
| GO & PBA | | | |
| Puerto Rico Commonwealth, PR Pub Imp GO Ref 2006B | $32,815,000 | $6,315,362 | 19.25% |
| Puerto Rico Commonwealth, PR Pub Imp GO Ref 2007 A-1 & A-5 | 73,035,000 | 15,951,963 | 21.84% |
| Puerto Rico Public Building Authority Series H | 7,850,000 | 1,597,317 | 20.35% |
| Puerto Rico, Commonwealth GO Pub Imp 2002 A | 6,000,000 | 1,374,007 | 22.90% |
| Puerto Rico, Commonwealth GO Pub Imp RFDG 2002 A | 2,000,000 | 418,590 | 20.93% |
| Puerto Rico, Commonwealth GO Pub Imp 2003 A | 25,000,000 | 5,855,462 | 23.42% |
| Puerto Rico, Commonwealth GO 2002 Pub Imp 2002 A | 112,149,320 | 23,819,410 | 21.24% |
| Puerto Rico, Commonwealth GO RFD 2002 Pub Imp 2003 A | 27,770,000 | 5,692,894 | 20.50% |
| Subtotal | $286,619,320 | $61,025,005 | 21.29% |
| Highway, Infrastructure, Other | | | |
| Puerto Rico Conv Ctr Dist Auth, PR Hotel Rev 06A | $97,075,000 | $69,325,789 | 71.41% |
| Puerto Rico Infras Fin Auth, PR, Spec Tax Rev 05AB | 348,739,514 | 580,488,841 | 166.45% |
| Puerto Rico Highway & Trans, PR Rev Ser K,L and BB | 30,270,000 | 31,406,628 | 103.75% |
| Puerto Rico Highway & Trans, PR Rev Ser M, N, CC, | 215,643,557 | 249,441,222 | 115.67% |
| Puerto Rico Highway & Trans, PR Sen Lien 04 | 89,590,000 | 92,314,383 | 103.04% |
| Puerto Rico Highway & Transportation 2003 | 24,315,000 | 19,961,241 | 82.09% |
| Puerto Rico Highway & Transportation Sub Lien 2003 | 77,115,000 | 65,156,931 | 84.49% |
| Subtotal | $882,748,071 | $1,108,095,034 | 125.53% |
| Total Puerto Rico | $1,169,367,391 | $1,169,120,039 | 99.98% |
| **RMBS Obligations** | | | |
| Ultimate Pay | | | |
| MSAC 2007-NC4 | $463,912,431 | $214,016,241 | 46.1% |
| TMTS 2006-8SL | 321,369,320 | 156,372,373 | 48.7% |
| TMTS 2005-13SL | 139,014,300 | 153,339,981 | 110.3% |
| TMTS 2006-2HGS | 138,773,743 | 62,674,543 | 45.2% |
| BARN 2007-1 N1 | 126,006,408 | 99,668,301 | 79.1% |
| MABS 2005-AB1 | 61,861,829 | 36,664,772 | 59.3% |
| MABS 2006-AB1 | 59,127,000 | 22,122,025 | 37.4% |
| CMLTI 2005-WF2 AF6B | 52,540,000 | 14,838,017 | 28.2% |
| BSABS 2006-AC1 1A2 | 23,199,932 | 18,192,705 | 78.4% |
| CMLTI 2006-WF1W | 17,099,556 | 12,379,362 | 72.4% |
| CMLTI 2006-WF1W | 10,259,734 | - | - |
| Total Ultimate Pay | $1,413,164,252 | $790,268,322 | 55.9% |

EXHIBIT E
XOL Agreement
DRAFT - SUBJECT TO MATERIAL CHANGE
PRIVILEGED AND CONFIDENTIAL

**Set forth below is a list of the Puerto Rico and RMBS Obligations to be covered under the XOL Agreement. All other policies to be included in the reinsurance transaction**

| | NPIF (06/30/2016) | AGO Estimate Required Capital | AGO Required Capital / NPIF (%) |
|---|---|---|---|
| RMBS Obligations | | | |
| Current Pay | | | |
| CWHEL 2006-H | $261,225,868 | $116,602,114 | 44.6% |
| CWHEL 2007-C A | 138,947,346 | 41,568,111 | 29.9% |
| CWL 2006-S3 | 118,663,663 | 62,026,820 | 52.3% |
| CWL 2006-S5 | 118,135,628 | 62,632,176 | 53.0% |
| CWL 2006-S2 | 114,056,769 | 54,569,924 | 47.8% |
| BSABS 2007-SD3 A | 103,447,592 | 10,174,306 | 9.8% |
| CWHEL 2005-B | 83,052,004 | 29,972,752 | 36.1% |
| IMM 2004-11 | 54,847,281 | 2,650,478 | 4.8% |
| QUEST 2006-X1 | 52,493,724 | 11,012,169 | 21.0% |
| INDS 2006-2B A | 39,081,720 | 12,212,652 | 31.2% |
| QUEST 2005-X2 A2 | 26,570,222 | 5,369,438 | 20.2% |
| HEMT 2006-2 2A1 | 18,664,131 | 11,403,888 | 61.1% |
| INDS 2006-1 | 18,101,010 | 58,309,087 | 322.1% |
| AHM 2005-2 6A | 8,125,625 | 8,412,742 | 103.5% |
| AHM 2005-4 2A | 7,938,105 | 3,698,162 | 46.6% |
| AHM 2005-1 9A | 4,050,894 | 4,178,310 | 103.1% |
| BSABS 2005-AC9 A5 | 19,494,899 | 7,468,941 | 38.3% |
| INABS 2006-H1 A | 30,962,532 | 9,226,368 | 29.8% |
| **Total Current Pay** | **$1,217,859,010** | **$511,488,437** | **42.0%** |
| Other RMBS | | | |
| Alliance 1998-2 | $3,219,105 | $22,304 | 0.7% |
| Alliance 1999-2 | 15,826,368 | 1,038,623 | 6.6% |
| Alliance 1999-3 | 12,549,527 | 2,626,819 | 20.9% |
| Alliance 1999-4 | 17,257,023 | 1,359,156 | 7.9% |
| Alliance 2000-1 | 6,376,501 | 444,294 | 7.0% |
| BSABS 2005-AC5, Class 1-A3 | 15,796,667 | 4,004,592 | 25.4% |
| BSABS 2005-AC6, Class IA3 and IA4 | 25,805,772 | 2,665,405 | 10.3% |
| ContiMortgage 1995-1 | 900,601 | 655,987 | 72.8% |
| ContiMortgage 1995-2 | 822,216 | 482,633 | 58.7% |
| ContiMortgage 1995-4 | 1,925,468 | 478,817 | 24.9% |
| ContiMortgage 1996-1 | 2,440,439 | 3,037,065 | 124.4% |
| CWABS 2004-B (1st lien) | 41,413,569 | 20,775,797 | 50.2% |
| CWABS 2004-C | 21,283,946 | 5,772,307 | 27.1% |
| CWABS 2004-E | 20,042,968 | 2,305,021 | 11.5% |
| CWABS 2004-F | 28,755,264 | 5,309,948 | 18.5% |
| CWABS 2004-U | 29,066,405 | 9,792,008 | 33.7% |
| CWHEQ 2005-G | 99,192,604 | 32,952,957 | 33.2% |
| CWHEQ 2005-H | 98,637,573 | 34,976,952 | 35.5% |
| DLJ 1993-4 | 166,899 | 20,184 | 12.1% |
| DMSI 2004-5, Class A-4A, A-5A, A-5B | 12,499,001 | 661 | 0.0% |
| Impac CMB Trust 2004-10 | 117,330,318 | 4,282,256 | 3.6% |
| IndyMac 2005-L1 | - | 1,505,142 | - |
| IndyMac 2005-L2 | - | 2,573,079 | - |
| IndyMac 2005-L3 | - | 4,386,959 | - |
| IndyMac 2006-L2 | - | 20,548,946 | - |
| Irwin 2006-2 Class IA & VFN | 9,436,047 | 22,999,242 | 243.7% |
| New Century HEL Trust 2004-A (FRMS) | 84,244,493 | 687,537 | 0.8% |
| Sovereign 2000-1 HEL Trust | 7,665,953 | 8,452,337 | 110.3% |
| Terwin Mortgage Trust 2004-23 | 1,594,128 | 2,023,312 | 126.9% |
| **Total Other RMBS** | **$674,248,854** | **$196,180,341** | **29.1%** |
| **Total RMBS** | **$3,305,272,117** | **$1,497,937,100** | **45.3%** |
| **Total XOL Obligations** | **$4,474,639,507** | **$2,667,057,140** | **59.6%** |